Supplement dated June 18, 2014

To the Prospectuses dated May 1, 2014, as amended, for

NYLIAC Variable Universal Life 2000

NYLIAC Survivorship Variable Universal Life

NYLIAC Variable Universal Life Provider

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

NYLIAC Single Premium Variable Universal Life

NYLIAC Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

New York Life Variable Universal Life Accumulator Plus

Investing in

NYLIAC Variable Universal Life Separate Account - I

This supplement amends the May 1, 2014 prospectuses (the “Prospectuses”) for the New York Life variable universal life policies referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to update the Annual Portfolio Company Operating Expenses Table entry for the BlackRock® High Yield V.I. Fund – Class I.

Keeping this purpose in mind, please note the following:

In the Annual Portfolio Company Operating Expenses Table, the entry for the BlackRock® High Yield V.I. Fund – Class I is deleted and replaced with the following:

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
BlackRock® High Yield V.I. Fund – Class I	0.54%	0.00%	0.31%	0.85%(i)
§	Because the distribution (12b-1) fee is an ongoing fee, the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
#	Shown as a percentage of average net assets for the period ended December 31, 2013. The Fund or its agents provided the fees and charges, which are based on 2013 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010